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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              February 22, 2001





                                JagNotes.com Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




          Nevada                      000-28761                  88-0380546
----------------------------       ----------------         -------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
of Incorporation)                       Number)              Identification No.)


226 West 26th Street, Studio D, New York, New York                     10001
--------------------------------------------------------           ------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code               (646) 205-8314



-------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         In connection with the sale by JagNotes.com Inc. (the "Company") of its 85% membership interest (the "Membership Interest") in JAGfn Broadband LLC to CALP II Limited Partnership, a Bermuda limited partnership ("CALP II"), CALP II issued to the Company a non-interest bearing promissory note in the amount of $500,000 (the "Note") payable in full on February 22, 2001, which was secured by the Membership Interest. A copy of the Note was previously filed by the Company as an attachment to Exhibit 10.15 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2001. On February 22, 2001, the Company agreed to amend and restate the Note providing for a new maturity date of March 22, 2001 (the "Maturity Date"). The Amended and Restated Secured Promissory Note, a copy of which is attached hereto as Exhibit 4.10, is for the principal amount of $500,000 (the "Principal") and bears interest at the rate of 8% per annum until the Maturity Date. With respect to any portion of the Principal not paid by the Maturity Date, such amount shall bear interest at the rate of 12% per annum from and after the Maturity Date until paid.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

4.10 Amended and Restated Secured Promissory Note issued February 22, 2001 in the amount of U.S.$500,000 by CALP II Limited Partnership payable to the order of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JagNotes.com Inc.


Date: February 22, 2001                 By: /s/ Gary Valinoti
                                            -----------------------------------
                                            Name: Gary Valinoti
                                            Title: President & CEO


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                                INDEX TO EXHIBITS



Exhibit No.   Description                                                  Page
----------    -----------                                                  ----
4.10          Amended and Restated Secured Promissory Note issued             5
              February 22, 2001 in the amount of U.S.$500,000 by CALP II
              Limited Partnership payable to the order of the Company.

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                                                                   EXHIBIT 4.10

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

$500,000.00                                                   February 22, 2001

                  FOR VALUE RECEIVED, the undersigned, CALP II LIMITED PARTNERSHIP, a limited partnership organized under the laws of Bermuda (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of JAGNOTES.COM INC., a Nevada corporation ("Lender"), the aggregate principal amount of U.S.$500,000.00 (the "Principal Amount"), as provided in this AMENDED AND RESTATED SECURED PROMISSORY NOTE, which amends and supercedes in all respects that certain Secured Promissory Note from Borrower to Lender in the principal amount of $500,000.00 dated February 1, 2001 (this "Note"), on the following terms and conditions:

1. Maturity Date. The Principal Amount of this Note shall be due and payable in full on March 22, 2001.

2. Interest. The unpaid Principal Amount of this Note shall bear interest at the rate of 8% per annum until the Maturity Date. With respect to any portion of the Principal Amount not paid by the Maturity Date, such amount shall bear interest at the rate of 12% per annum from and after the Maturity Date until paid.

3. Acceleration. Notwithstanding Section 1 above, the entire unpaid Principal Amount of this Note shall be immediately due and payable upon the occurrence of any of the following:

              a. Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Bankruptcy Law (as defined below) or seeking the appointment of a Custodian (as defined below) of any substantial part of his property, or shall consent to any such relief or to the appointment of or taking possession by any Custodian in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

              b. a court of competent jurisdiction shall enter a decree or order providing for relief in respect of Borrower in an involuntary case under any Bankruptcy Law or appointing a Custodian of Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 30 consecutive days. As used herein, "Bankruptcy Law" means Title 11, United States Code or any similar federal, state or foreign law for the relief of debtors, and "Custodian"


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                   means any receiver, trustee, assignee, liquidator,
                   sequestrator, custodian or similar official under any Bankruptcy Law.

4. Payment. Payments under this Note shall be made in immediately available federal funds in United States dollars. All such payments under this Note shall be made prior to 12:00 P.M. (New York City time) by wire transfer to a bank account designated by Lender prior to such transfer. The Borrower may prepay in whole or in part the outstanding amount of the Principal Amount at any time and without premium or penalty.

5. Security. As collateral security for the prompt payment in full when due of the obligations of the Borrower hereunder, the Borrower hereby grants to Lender for its benefit a first priority security interest to the extent permitted by law, without regard to the date of recordation of any filing of any security interest with the applicable governmental authorities, in all of the Borrower's right, title and interest in and to its membership interest in JAGfn Broadband LLC, a New York limited liability company, and any stock or similar ownership interest into which the membership interest may be converted. All proceeds from the sale or other disposition of any such security shall first be distributed to the Lender in payment of the principal hereof and all costs of collection. The Borrower shall execute and deliver to Lender such financing statements, debentures and other documents or instruments as Lender may request from time to time to perfect the liens and security interests granted hereby, including, without limitation, filings under the Uniform Commercial Code and under the laws of Bermuda.

6. Liability. The liability of the Borrower under this Note shall be irrevocable, absolute and unconditional irrespective of, and without setoff, counterclaim, recoupment, deduction or reduction for or on account of (and for purposes of making payment hereunder, the Borrower hereby irrevocably waives any defenses it may now or hereafter have in any way relating to), all and any circumstances, including, without limitation, the following circumstances: (i) any transfer, assignment or other disposition by Lender in whole or in part of its rights, remedies, title and interest under this Note; (ii) any lack or failure of presentment, demand, protest, notice of dishonor, notice of protest and other notices of any kind in connection with this Note; and (iii) any claim by Borrower against Lender in contract or tort, in law or equity.

7. Waiver. Failure of Lender to insist upon strict performance of the terms, conditions and provisions of this Note shall not be deemed a waiver of future compliance therewith or a waiver of such terms, conditions or provisions. No waiver of any terms, conditions or provisions hereof shall be deemed to have been made unless expressed in writing and signed by Lender. The terms of this Note shall not be amended, supplemented or modified in any manner without the prior written consent of Lender and the Borrower.

8. Choice of Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within that state without regard to any conflicts of law


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         provisions that might indicate the applicability of the laws of any other state. The Borrower hereby submits to the jurisdiction of the New York state courts and the Federal courts of the United States located in the State of New York in any action arising out of or under this Note. THE BORROWER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE OR THE ACTIONS OF LENDER OR THE BORROWER IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.



                                             [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, this Note has been duly executed and delivered by a duly authorized officer of the Borrower on the date first above written.

                           CALP II LIMITED PARTNERSHIP

                           By: /s/ Mark Valentine
                               ------------------------------------------------
                               Name: Mark Valentine
                               Title:   Chairman